Prospectus and Summary Prospectus Supplement

June 15, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated June 15, 2015 to the Morgan Stanley Institutional Fund Trust Prospectus and Summary Prospectus, each dated April 30, 2015

Limited Duration Portfolio
(Class C)
(the "Portfolio")

Effective upon the consummation of a reorganization of Morgan Stanley Limited Duration U.S. Government Trust into the Portfolio or, if the reorganization is not consummated, on or about December 7, 2015 (the "Effective Date"), the Board of Trustees of Morgan Stanley Institutional Fund Trust, on behalf of the Portfolio, has approved various changes with respect to the Portfolio, including (i) changing the Portfolio's name to Short Duration Income Portfolio; (ii) changing the Portfolio's principal investment policy as detailed below; (iii) changing the Portfolio's primary benchmark index to the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index; (iv) reducing the advisory fee to 0.20%; and (v) decreasing the maximum expense ratio with respect to Class C shares of the Portfolio to 1.30%.

Currently, in seeking to achieve the Portfolio's investment objective of above-average total return over a market cycle of three to five years, the Portfolio normally invests at least 80% of its assets in fixed income securities, primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

On the Effective Date, the Portfolio's principal investment policy will change such that the Portfolio will, under normal circumstances, seek to achieve its investment objective of above-average total return over a market cycle of three to five years by investing at least 80% of its assets in investment grade fixed income securities denominated in US dollars, while seeking to maintain an overall duration of its portfolio of approximately one year or less.

Please retain this supplement for future reference.

  C-IFTFISPT-0615